Exhibit 99.1

Covanta Holding Corporation Announces

Closing of Senior Notes due 2024

MORRISTOWN, NJ, March 6, 2014 – Covanta Holding Corporation, a Delaware corporation (NYSE:CVA) (the “Company” or “Covanta”), today announced the closing of its previously announced underwritten registered public offering of $400 million aggregate principal amount of 5.875% senior notes due 2024 (the “Note Offering”).

The Company intends to use the net proceeds of the Note Offering for general corporate purposes, including to repay at maturity its 3.25% Cash Convertible Notes.

Barclays, BofA Merrill Lynch, Citigroup, J.P. Morgan, Morgan Stanley and RBS acted as joint bookrunning managers in the Note Offering. A copy of the prospectus supplement and prospectus relating to these securities may be obtained by contacting Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by calling +1 (888) 604-5847.

About Covanta

Covanta is a world leader in providing sustainable waste and energy solutions. The Company’s 45 Energy-from-Waste facilities provide communities and businesses around the world with environmentally sound solid waste disposal by using waste to generate clean, renewable energy. Annually, Covanta’s modern Energy-from-Waste facilities safely and securely convert approximately 20 million tons of waste into clean, renewable electricity to power one million homes and recycle over 440,000 tons of metal. Energy-from-Waste facilities reduce greenhouse gases, complement recycling and are a critical component to sustainable solid waste management. For more information, visit www.covanta.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully grow its business as expected or close its announced or planned acquisitions or projects in development, and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although

Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Investor Contacts

Alan Katz

1.862.345.5456

Clare Rauseo

1.862.345.5236

IR@covanta.com

Media Contact

James Regan

1.862.345.5216